MyMD®
PHARMACEUTICALS

# New approaches to treat autoimmune diseases and combat aging

Chris Chapman, M.D.

President, Director and Chief Medical Officer

April 2023



NASDAQ: MYMD

# Forward-Looking Statement

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and none of MyMD nor its affiliates assume any duty to update forward-looking statements. Words such as "anticipate," "believe," "could," "estimate," "expect," "may," "plan," "will," "would" and other similar expressions are intended to identify these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: the timing of, and MyMD's ability to, obtain and maintain regulatory approvals for clinical trials of MyMD's pharmaceutical candidates; the timing and results of MyMD's planned clinical trials for its pharmaceutical candidates; the amount of funds MyMD requires for its pharmaceutical candidates; increased levels of competition; changes in political, economic or regulatory conditions generally and in the markets in which MyMD operates; MyMD's ability to retain and attract senior management and other key employees; MyMD's ability to quickly and effectively respond to new technological developments; MyMD's ability to protect its trade secrets or other proprietary rights, operate without infringing upon the proprietary rights of others and prevent others from infringing on MyMD's proprietary rights; and the impact of the COVID-19 pandemic or similar public health emergencies on MyMD's results of operations, business plan and the global economy. A discussion of these and other factors with respect to MyMD is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed by MyMD on March 31, 2023 as may be supplemented or amended by the company's quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date they are made and MyMD disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# Targeting large markets with groundbreaking, next-generation approaches

MyMD® PHARMACEUTICALS

# The MyMD Opportunity



## NEXT-GENERATION APPROACH

### Positive Data

**MYMD-1®** first oral, selective TNF-alpha inhibitor

**SUPERA-CBD™** novel, potent synthetic cannabidiol (CBD) analog



## PIPELINE WITH BROAD POTENTIAL

### Two Candidates Targeting Large Markets

- Inflammatory/Autoimmune (RA)
- Sarcopenia/frailty (Aging)
- Neurologic (Epilepsy, chronic pain, anxiety)



## POSITIONED FOR SUCCESS

### The Right Team to Execute

- High-value IP portfolio
- Experienced team
- Prominent advisors
- Reputable collaborations

# Pipeline with Broad Potential

MyMD PHARMACEUTICALS

| DRUG CANDIDATE | INDICATION | PRECLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | MARKET |
|---|---|---|---|---|---|---|
| **MYMD-1®** Immune Regulator | **Sarcopenia (Aging)** | | | | | |
| | **Rheumatoid Arthritis** | | | | | |
| | **Hashimoto's Thyroiditis** | | | | | |
| | **Additional Programs** | | | | | |
| **Supera-CBD™** Synthetic CBD Analog | **Epilepsy** | | | | | |
| | **Chronic Pain** | | | | | |
| | **Anxiety** | | | | | |



# Crossing the Blood Brain Barrier

## MYMD-1®: Next-Generation Oral, Selective TNF-Alpha Inhibitor

# MYMD-1®: Next-Generation, Oral TNF-Alpha Inhibitor

**TNF-alpha**

An immune modulating cytokine

Dysregulation can lead to **prolonged inflammatory responses**

Known to drive disease in a range of autoimmune and inflammatory disorders

Current **TNF-alpha** inhibitors

Not all patients respond

Black box warnings around the risk of **serious infections** leading to hospitalization and death

Biologics administered by **infusion or injection**



Reducing pathological inflammation without completely blocking TNF-alpha activity thereby mitigating the risk of life-threatening infections

**MYMD-1®**

The potential to provide **meaningful therapeutic solutions** to patients not served by current TNF-alpha inhibitors

**Improved** ease of administration

Crosses the blood brain barrier **opening the potential to treat a wide range of disease**

Phase 2 study for potential novel therapy in RA

Potential to **slow the aging process** and **extend healthy lifespan**

Phase 2 studies for sarcopenia/frailty

Works by **preventing** the production of excess TNF-alpha in response to inflammatory signals

**Better safety profile** compared to currently approved anti-TNF therapies



# Targeting Rheumatoid Arthritis with Potential Best-in-Class Approach

MYMD-1®: Next-Generation Oral, Selective TNF-alpha Inhibitor

# Opportunity in RA



RA is an **autoimmune disorder** characterized by inflammation and bone erosion

It can occur at **any age**

Treatment is based on a **“trial-and-error”** approach

**TNF-alpha** plays a central role in RA

RA affects up to **14 million** people around the world

Studies estimate RA incidence may rise to **78 million** by 2040

**1.3 M** In the U.S.

Current treatments that inhibit TNF-a have been available since 1998, all of which are administered via **injection or infusion**

**References**
https://link.springer.com/article/10.1007/s40744-020-00252-1, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7085464/, https://www.arthritis.org/diseases/rheumatoid-arthritis
https://health.gov/healthypeople/about/workgroups/arthritis-workgroup, https://arthritis-research.biomedcentral.com/articles/10.1186/s13075-020-02354-1, www.yahoo.com/now/abbvies-humira-still-number-1-224014673.html

# Invitro Studies Demonstrated Quantitative Measures of the Inhibition of TNFα, IL-6 and IL-17

MyMD PHARMACEUTICALS

MYMD-1® 2000 µM
Enbrel 1000 ng/ml
Range of variants



MYMD-1 and Etanercept
3C
4H
LPS
SaG
BT
BF4T
BE3C
CASM3C
HDF3CGF
KF3CT
MyoF
/Mphg
Selective: Only Enbrel Affects TNF-α
MYMD-1® & Enbrel block TNF-α
INFECTION
AUTO IMMUNE
Adalimumab
Selective: Only Humira Affects TNF-α
MYMD-1® & Humira block TNF-α

MYMD-1® 2000 µM
Humira 3000 ng/ml
Range of variants

# A Naturally Occurring Novel Therapeutic and Oral Selective Inhibitor of TNF-α, MYMD-1® (Isomyosamine), Significantly Reduced the Inflammation and Disease Severity in Murine Model of Collagen Antibody Induced Arthritis

charles river

MyMD PHARMACEUTICALS

## 1 INTRODUCTION

Rheumatoid arthritis (RA) is the most prevalent chronic inflammatory disease and is characterized by inflammation of the synovium of the joints, resulting in joint destruction. It is associated with chronic pain, loss of function, and disability. The murine model of Collagen Antibody Induced Arthritis (CAIA) mimics many of the features of arthritis in humans and has been used successfully in addressing questions of disease pathogenesis and to screen candidate therapeutic agents. Tumor necrosis factor-alpha (TNF-α) is a proinflammatory cytokine that plays a pivotal role in regulating the inflammatory response in chronic autoimmune diseases such as RA. The discovery of the role of TNF-α in the pathogenesis of RA has led to anti-TNF biological therapies as a breakthrough in the treatment of RA. The objective of this study was to investigate anti-inflammatory effects of MYMD-1®, a small molecule selective inhibitor of tumor necrosis factor alpha (TNF-α) with easy access to the body including the brain, in the murine CAIA model.

Adapted from poster presentation at the 2023 SOT Annual Meeting: P148

# A Naturally Occurring Novel Therapeutic and Oral Selective Inhibitor of TNF-α, MYMD-1® (Isomyosamine), Significantly Reduced the Inflammation and Disease Severity in Murine Model of Collagen Antibody Induced Arthritis

charles river

MyMD PHARMACEUTICALS

## 2 EXPERIMENTAL PROCEDURES

The CAIA model was induced in female Balb/c mice by an intravenous injection of a monoclonal antibodies cocktail that are directed to collagen type II on Day 1 (sensitization), followed by an intraperitoneal injection of the endotoxin LPS on Day 6 (boost immunization). Three oral doses of MYMD-1® (50, 250 and 450 mg/kg/day) given BID (two times a day) were tested starting at the onset of the disease (Day 8 in this study). In addition, Dexamethasone was given daily by oral gavage at 0.3mg/kg and Etanercept was administered subcutaneously twice weekly at 10 mg/kg, both as positive controls. The therapeutic effect of MYMD-1® on inflammation was assessed by measuring the clinical score and paw inflammation (volume). At termination, the histopathological features such as infiltration of polymorphonuclear and mononuclear cells, pannus formation, cartilage degradation and bone resorption of the affected joints were analyzed. Statistical analysis were performed using Unpaired student t-test, One-Way or Two-way ANOVA in comparison to the CAIA/vehicle control. *;+p<0.05; **; ++p<0.01; ***;+++p<0.001; ****;++++p<0.0001.



Arthritis Scoring
Arthritis Scoring
Balb/c
Pre 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Days
Sensitization: ArthritoMab IV injection
Boost immunization: LPS; IP injection
MYMD-1® (Isomyosamine)
Therapeutic Treatment Regimen
MyMD-1® dosing; Daily-BID; Oral gavage
Dexamethasone dosing; Daily; Oral gavage
Etanercept dosing; Every 3 days; Subcutaneous injection
Ex Vivo Analysis
Histopathology on hindlimbs

Adapted from poster presentation at the 2023 SOT Annual Meeting: P148

# A Naturally Occurring Novel Therapeutic and Oral Selective Inhibitor of TNF-α, MYMD-1® (Isomyosamine), Significantly Reduced the Inflammation and Disease Severity in Murine Model of Collagen Antibody Induced Arthritis

charles river

MyMD PHARMACEUTICALS

## 3 IN-LIFE RESULTS

Following arthritis induction, paw inflammation was observed starting from Day 8, peaked on Days 11 to 13 and then slowly decreased towards the end of the study (Days 20 to 21). Treatment with MYMD-1® 450 mg/kg/day significantly reduced the clinical score and the paw volume in BALB/c arthritic mice when compared to CAIA disease control (Figure 1). A similar observation was noted with MYMD-1® at 250 mg/kg/day but at lesser extent. There was no clinical signs and no effect on body weights associated with MYMD-1® treatment.

**Figure 1:** Clinical Score and Paw Volume Measurements


Paw Volume
Sum of HindPaws volume (mL, mean±SEM)
Paw volume-AUC
Paw volume AUC (mean±SEM)
Clinical Score
Clinical Score (Sum of 4 paws; 0-16)
Clinical Score-AUC
CS-AUC (mean +SEM)
CAIA/Vehicle (Control)
CAIA/MyMD1-50mg/kg/day
CAIA/MyMD1-250mg/kg/day
CAIA/MyMD1-450mg/kg/day
CAIA/Etanercept (Enbrel)-10mg/kg/day
CAIA/Dexamethasone-0.3mg/kg/day

Adapted from poster presentation at the 2023 SOT Annual Meeting: P148

# A Naturally Occurring Novel Therapeutic and Oral Selective Inhibitor of TNF-α, MYMD-1® (Isomyosamine), Significantly Reduced the Inflammation and Disease Severity in Murine Model of Collagen Antibody Induced Arthritis

charles river

MyMD PHARMACEUTICALS

## 4 HISTOPATHOLOGY RESULTS

Histopathological changes associated with arthritis (inflammation, erosion, synovial hyperplasia, bone degeneration and periosteal changes) were observed in CAIA/vehicle control animals. Disease severity (total composite score) was reduced by 47% with MYMD-1® at 450 mg/kg/day while the reduction was 37% with Etanercept at 10 mg/kg (Figure 2). MYMD-1® at 50mg/kg/day had no reductive effect on the disease state. Scanned images obtained from decalcified left hindlimbs stained with H&E show the thickenir of the joint space by pannus and inflammation in the vehicle control when compared to MYMD-1® (450mg/kg) treatment (Figure 3).

**Figure 2:** Effect of MYMD-1® on histopathology changes



Composite Score
Inflammation
Pannus/Synovial Hyperplasia
Periosteal/Exostotic Change
Bone Resorption
Cartilage Damage
CAIA /Vehicle(Control)
CAIA/MyMD1-50mg/kg/day
CAIA/MyMD1-250mg/kg/day
CAIA/MyMD1-450mg/kg/day
CAIA/Etanercept (Enbrel)-10mg/kg/day
CAIA / Dexamethasone-0.3mg/kg/day



Vehicle
MyMD-1 450mg/kg

Figure 3: Representatitve Hematoxilin Eosin (H&E) staining of decalcified left hindpaw

Upon low and high magnification in the tibiotarso-metatarsal joint, joint space is thickened by pannus and inflammation (arrows) in vehicle control when compared to MYMD-1® treated animal. Periosteal reaction (bone exostosis) is also noted (arrowhead) in the vehicle control.

Adapted from poster presentation at the 2023 SOT Annual Meeting: P148

# A Naturally Occurring Novel Therapeutic and Oral Selective Inhibitor of TNF-α, MYMD-1® (Isomyosamine), Significantly Reduced the Inflammation and Disease Severity in Murine Model of Collagen Antibody Induced Arthritis

charles river

MyMD PHARMACEUTICALS

## 5 CONCLUSION

MYMD-1® administration at 450 mg/kg/day inhibited arthritis development in Collagen Antibody Induce Arthritis murine model, with in-life data consistent with histopathological findings. Moreover, no clinical signs or body weight loss was associated with MYMD-1® treatment at 450mg/kg/day. Unlike currently available TNF-α inhibitors, MYMD-1® can be given orally and is a promising drug for rheumatoid arthritis.

Adapted from poster presentation at the 2023 SOT Annual Meeting: P148

# MYMD-1® Regulatory Pathway in RA

MyMD PHARMACEUTICALS

## Double-Blind, Placebo-Controlled Study: Recruiting 3rd Quarter of 2023

- 12 weeks
- Oral Capsule
- Male and Female Adults
- Rheumatoid Arthritis
- United States

Phase 2 study investigating the efficacy, tolerability and pharmacokinetics of MyMD-1® in the treatment of participants with RA

| Planned IND Submission | Planned IRB Protocol Approval | Planned Patient Recruitment | Planned Enrollment/Dosing to Begin |
|---|---|---|---|
| 2Q2023 | 2Q2023 | 3Q2023 | 3Q2023 |

## OBJECTIVES

### Primary

- Demonstrate that MYMD-1® added to MTX, in participants with moderate-to-severe active RA, is effective for reduction of signs and symptoms of rheumatoid arthritis at 28 days.
- To evaluate the biological activity of MyMD-1® added to MTX, in participants with moderate-to-severe active RA.

## ENDPOINTS

### Primary Efficacy Endpoint

- Percentage of Participants Achieving American College of Rheumatology 20% (ACR20) Response at 28 days
- Percent change from baseline: TNF-α


Tackling Sarcopenia in
Aging Populations
MYMD-1®: Next-Generation Oral TNF-alpha Inhibitor

# Opportunity in Aging



**Aging** is closely linked to **frailty, multiple morbidities, and death**

due to conditions such as **neoplastic, cardiovascular, neurodegenerative, metabolic**, or **autoimmune diseases**

Cost of hospitalizations for individuals with sarcopenia in the U.S. was estimated at **$40.4 Billion**

Global Population +65 is **~700 million**

Americans 65+ projected to grow from **52 M in 2018** to **95M** by 2060

16% to 23% of total population

**25%** of +65 year olds are affected by sarcopenia

**Sarcopenia**, or age-related frailty and decline in physical function, leads to **increased hospitalization, disability, and death**

**References**
1. St Sauver JL, Boyd CM, Grossardt BR, Bobo WV, Finney Rutten LJ, Roger VL, et al. Risk of developing multimorbidity across all ages in an historical cohort study: differences by sex and ethnicity. BMJ Open. 2015;5:e006413 2. Kochanek KD, Murphy SL, Xu J, Arias E. Deaths: Final Data for 2017. Natl Vital Stat Rep. 2019;68:1-77; 3. https://www.prb.org/resources/fact-sheet-aging-in-the-united-states/ 4. United Nations World Population Aging 2019; 5. Economic Impact of Hospitalizations in US Adults with Sarcopenia

# MYMD-1®: Published Data

**Published in *Journal of Drug Research***

- Shown to be safe and well tolerated.
- Pharmacokinetics of Oral Dose in Capsules in Healthy Subjects
- Decrease in TNF-α levels in MYMD-1® over placebo


Drug Research
Discovery • Development • Evaluation • Translational Medicine
2
The Journals of
GERONTOLOGY
Biological Sciences & Medical Sciences
SERIES a
OXFORD
THE GERONTOLOGICAL SOCIETY OF AMERICA

JOHNS HOPKINS
SCHOOL of MEDICINE

**Conducted at Johns Hopkins School of Medicine and published in Journal of Gerontology: Biological Sciences**

- 4x more effective than rapamycin in delaying aging
- Extended life of mice, even at advanced age
- Improved health span characteristics in terms of weight loss, muscle strength, and frailty progression

**References**
https://www.thieme-connect.de/products/ejournals/abstract/10.1055/a-1962-6834
https://doi.org/10.1093/gerona/glac142

# MYMD-1®: Significant Four-Fold Improvement with MYMD-1® vs Rapamycin


MYMD-1 vs Rapa-high and Rapa-low
100
90
80
70
60
50
40
30
20
10
0
Percent of mice alive (multivariate model)
MyMD-1® vs Rapa-high p=0.019
MyMD-1 vs Rapa-low p=0.011
0
60
120
180
240
300
360
420
Days from the start of the treatment
MYMD-1®
Rapa-high
Rapa-low

- Preclinical data, conducted at Johns Hopkins School of Medicine with exciting implications
  - ✓ Delayed aging and extended the lifespan of mice, even at advanced age
  - ✓ Improved health span characteristics
    - ✓ Milder weight loss
    - ✓ Greater muscle strength maintenance
    - ✓ Amelioration of progression to frailty
- No concerns of increased beta amyloid accumulation in the brain in the study

JOHNS HOPKINS SCHOOL of MEDICINE

# MYMD-1® Regulatory Pathway in Sarcopenia/Frailty

MyMD PHARMACEUTICALS

## Double-Blind, Placebo-Controlled Study: Recruiting Active/Ongoing

28 days | Oral Capsule | Male and Female aged 65 years or older | Sarcopenia/Frailty | United States

Phase 2 study investigating the efficacy, tolerability and pharmacokinetics of MYMD-1® in the treatment of participants with with chronic inflammation associated with sarcopenia/frailty

IND Cleared FDA October 2021 → Screening February 2022 → Enrollment/Dosing February 2022 → Last Patient Enrolled 2nd Quarter 2023 (anticipated)

| OBJECTIVES | ENDPOINTS |
|---|---|
| Primary | Primary Efficacy Endpoint |
| • Demonstrate reduction of chronic inflammatory markers in participants treated with MYMD-1®<br>• Evaluate the PK of oral doses of MYMD-1® capsules | • Effect on serum levels of sTNFR1, IL-6, and TNFα over 28 days of treatment<br>• Plasma concentrations and parameters of MYMD-1®<br>• Urine parameters of MYMD-1® |



**Jeremy D. Walston, MD**
**Lead PI**
**Scientific Advisor**

JOHNS HOPKINS CENTER on AGING & HEALTH

# Additional Preclinical Targets

MYMD-1®: Next-Generation TNF-Alpha Inhibitor

# MYMD-1® Proof of Concept Publications from Johns Hopkins School of Medicine Demonstrating MYMD-1® Regulation of TNFα

MyMD PHARMACEUTICALS


The Journal of Immunology

**Published in The Journal of Immunology**

MYMD-1 ®, a Novel Immuno-Regulator, Ameliorates Autoimmune Thyroiditis via Suppression of Th1 Responses and TNF-α Release


Journal of Neuroimmunology

**Published in Journal of Neuroimmunology**

MYMD-1®, a novel alkaloid compound, ameliorates the course of experimental autoimmune encephalomyelitis (MS Model)

**References**
https://www.jimmunol.org/content/202/5/1350
https://www.jni-journal.com/article/S0165-5728(19)30220-6/fulltext

# Additional Programs Underway

MyMD PHARMACEUTICALS

## Bascom Palmer Collaboration

- On July 12, 2022, we announced a new collaboration with Bascom Palmer Eye Institute of Miami, Florida to collaborate on a pre-clinical study using MYMD-1® as a potential treatment for traumatic optic neuropathy (TON). To date, our collaboration with Bascom Palmer has included pre-clinical and clinical investigations.

## *Pre-Clinical*

- In July 2022 we entered into a Material Transfer Agreement with Bascom Palmer. Our collaboration was announced in a press release and in an article in *Ophthalmology Times*. Bascom Palmer confirmed in August 2022 that it had received a quantity of our MYMD-1® product candidate and MyMD provided a material safety datasheet and certification of analysis.
- In August 2022, Bascom Palmer researchers conducted a preliminary introductory study of TON in mice. Investigators ran a crush injury of the mice's optic nerves with and without MYMD-1®. The study drug was given once per day via oral gavage at a dosage of 30 mg/kg of body weight. The mice were treated for five days, untreated for two days, and then sacrificed, and their TNF-α levels were measured. Data from this study is pending. We intend to plan additional pre-clinical studies.

## *Clinical*

- In addition to the pre-clinical study described above, we are collaborating with Bascom Palmer to plan future a clinical study. In August 2022, Bascom Palmer researchers executed a confidentiality and non-disclosure agreement, and Bascom Palmer produced a draft protocol synopsis entitled, Assessment of the Anti-Inflammatory Effects of MYMD-1® in Non-Infectious Anterior Uveitis: A Randomized Controlled, Double Blind Clinical Study.

# Additional Programs Completed

| Neurology/Depression Program | |
|---|---|
| Pre-Clinical Completed | Immune-Mediated Depression |
| Pre-Clinical Completed | Multiple Sclerosis |
| Pre-Clinical Completed | MS Depression |



# Exploring Unmet Needs In Epilepsy, Chronic Pain And Anxiety

## Supera-CBD™ : Next-Generation Synthetic Cannabinoid

*DEA scientific review concluded Supera-CBD will not be* considered a controlled substance or listed chemical

# Opportunity in Epilepsy, Chronic Pain, and Anxiety for Supera-CBD™

## Epilepsy



Adults with epilepsy **~3M** in the U.S.

Epilepsy in seniors is up to **240** per 100,000 per year

**~470,000** Children have active epilepsy in the U.S.

## Chronic Pain

**50.2 Million** (20.5%) U.S. adults experience chronic pain based on analysis of **NHIS** data

It is estimated that the **total value of lost productivity** due to chronic pain is **$300B** annually



## Anxiety



Generalized anxiety disorder (GAD) affects **6.8M** adults

**3.1%** of the U.S. population

An estimated **31.1%** of U.S. adults experience **an anxiety disorder** at some time in their lives

only **43.2%** are receiving treatment

**References**
CDC 2020, Neuropsychiatric Disease and Treatment, 2016, Harvard Medical School, 2007. National Comorbidity Survey (NCS). (2017, August 21). Retrieved from https://www.hcp.med.harvard.edu/ncs/index.php. Data Table 1: Lifetime prevalence DSM-IV/WMH-CIDI disorders by sex and cohort.

# Positive Preclinical Data Supports Development

Studies have shown **Supera-CBD**™ to be **dramatically more potent** compared to plant-derived CBD in its ability to **effectively target CB2 receptors**.

Agonists targeting CB2 receptors have the potential to treat acute, chronic and inflammatory pain, as well as neurological diseases.

**Supera-CBD**™ can be **synthesized** at a **fraction of the cost** of plant-derived CBD purification.


HO
H
H
OH
Cannabidiol
(CBD)
Supera-CBD™


Binding CBD vs Supera-CBD to CB1 & CB2 Receptors
100
75
50
25
0
54
25
39
92
Cannabidiol
Supera-CBD
CB1
CB2

# Supera-CBD™ vs. Plant-Derived CBD

MyMD PHARMACEUTICALS

## Supera-CBD™

- Potent agonist at the CB2 Receptor
- The EC50 for Supera-CBD™ is 3.7 nM
- The EC50 is >8000 times greater than CBD which is >30,000 nM
- EC50=concentration that gives half-maximal effect at receptor activation

## Plant-Derived CBD

- Has no physiological agonist activity at the CB2 receptor
- EC50 is >30 uM

Since CB2 receptor is the primary anti-inflammatory mechanism of action of cannabinoids, this suggests that **Supera-CBD™ could have dramatic therapeutic applications for diseases involving immune activation, such as autoimmune diseases, dementias and epilepsy.**

### Supera-CBD is >8,000 Times More Potent a CB2R Agonist than CBD

| Compound | Assay Name | Assay Format | Assay Target | EC50 | Unit | Hill | Curve Bottom | Curve Top | Max Response |
|---|---|---|---|---|---|---|---|---|---|
| **Supera-CBD™** | cAMP | Agonist | CNR2 | **0.00368** | uM | 1.0761 | 0 | 90.158 | 94.699 |
| **CBD** | cAMP | Agonist | CNR2 | **>30** | uM | 98.94 | | | |

Since CB2 receptor is the primary anti-inflammatory mechanism of action of cannabinoids, this suggests:

**Supera-CBD™ could have dramatic therapeutic applications for diseases involving immune activation, such as autoimmune diseases, dementias and epilepsy.**



# Positioned for Significant Value and Growth

Corporate Overview

MyMD PHARMACEUTICALS

# World-Class Leadership Team With A Proven Track Record



**Chris Chapman, MD**

President, Director and Chief Medical Officer

HARVARD Kennedy School
Georgetown University School of Medicine



**Adam Kaplin, MD, PhD**

Chief Scientific Officer

JOHNS HOPKINS MEDICINE



**Paul Rivard, Esq.**

Chief Legal Officer

BANNER WITCOFF
United States Patent and Trademark Office uspto



**Jenna Brager, PhD, RN, MS**

VP of Drug Development

LIFEBRIDGE HEALTH.
JOHNS HOPKINS MEDICINE

# Excellent IP Portfolio

| Molecule | Program | Base Composition | Extensions |
|---|---|---|---|
| MYMD-1® | Rheumatoid Arthritis | March 31, 2036 | TBD |
| | Sarcopenia | March 31, 2036 | |
| | Type 2 Diabetes | April 16, 2037 | |
| | Uveitis | March 31, 2036 | |
| SUPERA CBD™ | Chronic Pain | February 11, 2039 | TBD |
| | Epilepsy | February 11, 2039 | |
| | Addiction | February 11, 2039 | |
| | Epilepsy | February 11, 2039 | |

# Funded Through Value-Generating Milestones

MyMD PHARMACEUTICALS

## MYMD-1®

| | |
|---|---|
| **Sarcopenia (Aging)** | |
| Data readout | 3Q2023 (anticipated) |
| **Rheumatoid Arthritis** | |
| Planned IND Submission | 2Q2023 |
| Planned IRB Protocol Approval | 2Q2023 |
| Planned Patient Recruitment | 3Q2023 |
| Planned Enrollment/Dosing to Begin | 3Q2023 |
| **Hashimoto's Thyroiditis** | |
| IND Cleared | 2Q 2020 |
| Phase I Completed | 3Q 2021 (Ready to proceed to Phase 2) |

## SUPERA-CBD™

| | |
|---|---|
| ✓ POC Studies completed in Epilepsy, Chronic Pain, Anxiety | |
| Genotoxicity Completed | 3Q 2022 |
| File IND | TBD |

**PHASE 2 STUDY FOR SARCOPENIA**
Johns Hopkins University

Clinical Research of West Florida
*Tampa*
*Clearwater*

MyMD PHARMACEUTICALS



**NEXT-GENERATION APPROACH**

Promising Data



**PIPELINE WITH BROAD POTENTIAL**

Two Candidates
Targeting Large Markets



**POSITIONED FOR SUCCESS**

The Right Team
to Execute

## Groundbreaking biotech research on first-in-class drug therapies

# MYMD-1®: Orally Available Next-Generation TNF-Alpha Inhibitor

MyMD PHARMACEUTICALS

- Works by preventing the production of excess TNF-alpha in response to inflammatory signals
- Improved ease of administration
- Better safety profile compared to currently approved anti-TNF therapies
- Crosses the blood brain barrier opening the potential to treat a wide range of disease (autoimmune and inflammatory)
  - Phase 1 study for potential novel therapy in RA
- Potential to slow the aging process and extend healthy lifespan
  - Phase 2 studies for sarcopenia/frailty



**Reducing pathological inflammation without completely blocking TNF-alpha activity thereby mitigating the risk of life-threatening infections**

# MYMD-1®: Potential to Transform the Way That TNF-Alpha Based Diseases Are Treated

MyMD PHARMACEUTICALS

- TNF-alpha is an immune modulating cytokine
  - Dysregulation can lead to prolonged inflammatory responses
  - Known to drive disease in a range of autoimmune and inflammatory disorders

- Current TNF-alpha inhibitors
  - Black box warnings around the risk of serious infections leading to hospitalization and death
  - Biologics administered by infusion or injection
  - Not all patients respond



**MYMD-1®: The potential to provide meaningful therapeutic solutions to patients not served by current TNF-alpha inhibitors**

# Committed Board



**Joshua Silverman**

Chairman of the Board of Directors



**Bill J. White**

Director



**Craig Eagle**

Director



**Chris Chapman, M.D.**

President, Director and Chief Medical Officer



**Chris Schrieber**

Director



**Jude Uzonwanne**

Director


Patient
Aging
Approach
MyMD®
PHARMACEUTICALS